AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                        ON AUGUST 5, 1997
                                   REGISTRATION NO. 333-12779
=================================================================
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                             ------
                         Post-Effective
                         Amendment No. 2
                               to
                            FORM S-1
                     REGISTRATION STATEMENT
                              UNDER
                   THE SECURITIES ACT OF 1933
                             ------
                      OLD GUARD GROUP, INC.
     (Exact name of registrant as specified in its charter)


   Pennsylvania                6331              23-2852984
------------------       -----------------     ----------------
(State or other          (Primary Standard     (I.R.S. Employer
jurisdiction of           Industrial Classi-    Identification
incorporation            fication Code         No.)
or organization)         Number)

                              -----


                                           David E. Hosler
                                       Chairman, President and
                                       Chief Executive Officer
                                       Old Guard Group, Inc.
       2929 Lititz Pike                   2929 Lititz Pike
Lancaster, Pennsylvania  17601     Lancaster, Pennsylvania  17601
      (717) 569-5361                      (717) 581-6700
-------------------------------    -----------------------------
(Address, including zip code,     (Name, address, including zip
and telephone number,             code, and telephone number
including area code, of           including area code, of agent
registrant's principal            for service)
executive offices)

                              -----
                           Copies to:

                   Jeffrey P. Waldron, Esquire
                          Stevens & Lee
                 One Glenhardie Corporate Center
                        1275 Drummer Lane
                          P.O. Box 236
                   Wayne, Pennsylvania  19087
                         (610) 293-4961

     This Post-Effective Amendment No. 2 to Registration
Statement No. 333-12779 is filed solely for the following purpose:

     1. The Registrant hereby deregisters all securities registered pursuant to Registration Statement No. 333-12779 which remain unsold at the termination of the offering, as follows:

                                                 Amount
                                           Remaining Unsold at
    Title of                                 Termination of
   Securities            Amount               Offering and
   Registered          Registered          Deregistered Hereby

Common Stock, no       4,396,660           191,750 shares
par value              shares (with
                       Rights)

ITEM 14.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Pennsylvania law provides that a Pennsylvania corporation may indemnify directors, officers, employees, and agents of the corporation against liabilities they may incur in such capacities for any action taken or any failure to act, whether or not the corporation would have the power to indemnify the person under any provision of law, unless such action or failure to act is determined by a court to have constituted recklessness or willful misconduct. Pennsylvania law also permits the adoption of a Bylaw amendment, approved by shareholders, providing for the elimination of a director's liability for monetary damages for any action taken or any failure to take any action unless (1) the director has breached of failed to perform the duties of his/her office; and (2) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

     The Bylaws of the Company provide for (1) indemnification of directors, officers, employees, and agents of the Company and its subsidiaries; and (2) the elimination of a director's liability for monetary damages, each to the fullest extent permitted by Pennsylvania law.

     Directors and officers are also insured against certain liabilities for their actions as such by an insurance policy obtained by the Company.

ITEM 15.  RECENT SALES OF UNREGISTERED SECURITIES.

     (a)  Exhibits:

2.1 Joint Plan of Conversion, dated as of May 31, 1996, as amended and restated July 19, 1996, of Old Guard Mutual
          Insurance Group, Old Guard Mutual Fire Insurance
          Company and Goschenhoppen - Home Mutual Insurance
          Company.*

3.1       Articles of Incorporation of Old Guard Group, Inc.*

3.2       Bylaws of Old Guard Group, Inc.*

4.1 Form of certificate evidencing shares of Old Guard, Inc. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form 8-A (File
          No. 000-21611) of Old Guard, Inc.).*

5.        Opinion of Stevens & Lee re:  Legality.*

10.1      Old Guard Group, Inc. -- Manager Recognition Plan.*

10.2      Old Guard Group, Inc. -- 1996 Stock Compensation Plan.*

10.3      Old Guard Group, Inc. -- Employee Stock Ownership
          Plan.*

10.4      Employment Agreement, dated as of June 1, 1996, between
          Commonwealth Insurance Managers, Inc., Old Guard Group,
          Inc. and David E. Hosler.*

10.5      Employment Agreement, dated as of June 1, 1996, between
          Commonwealth Insurance Managers, Inc., Old Guard Group,
          Inc. and Mark J, Keyser.*

10.6      Employment Agreement, dated as of June 1, 1996, between
          Commonwealth Insurance Managers, Inc., Old Guard Group,
          Inc. and Steven D. Dyer.*

10.7      Employment Agreement, dated as of June 1, 1996, between
          Commonwealth Insurance Managers, Inc., Old Guard Group,
          Inc. and Scott A. Orndorff.*

10.8      Employment Agreement, dated as of June 1, 1996, between
          Commonwealth Insurance Managers, Inc., Old Guard Group,
          Inc. and Donald W. Manley.*

10.9 Proportional Reinsurance Agreement for the year 1996, dated January 1, 1996, between Old Guard Mutual Insurance Company, Old Guard Mutual Fire Insurance Company and Goschenhoppen -- Home Mutual Insurance Company.*

10.10     Surplus Note, as amended, issued by Old Guard Mutual
          Insurance Company to American Re-Insurance Company.*

10.11 Property and Casualty Quota Share Reinsurance Agreement, between Old Guard Mutual Insurance Company, Old Guard Fire Insurance Company, Goschenhoppen-Home Mutual Insurance Company, Neffsville Mutual Fire Insurance Company and American Re-Insurance Company.*

10.12     Form of Escrow Agreement between Old Guard Group, Inc.,
          Hopper Soliday & Co., Inc. and Dauphin Deposit and
          Trust Company.*

23.1      Consent of Coopers & Lybrand L.L.P.*

23.3      Consent of Berwind Financial Group, L.P.*

23.4      Consent of Stevens & Lee (contained in Exhibit 5).*

23.5      Consent of Stevens & Lee.*

24        Power of Attorney (contained on signature page).*

27        Amended Financial Data Schedule.*

99.1      Final Appraisal of Old Guard Mutual Insurance Company,
          Old Guard Mutual Fire Insurance Company and
          Goschenhoppen-Home Mutual Insurance Company by Berwind
          Financial Group, L.P.*

99.2      Stock Order Form.*

99.3      Question and Answer Brochures.*

99.4      Letters to prospective purchasers.*

99.5      Old Guard Mutual Insurance Company Policyholder
          Information Statement.*

99.6      Old Guard Fire-Mutual Insurance Company Policyholder
          Information Statement.*

99.7      Goschenhoppen-Home Mutual Insurance Company
          Policyholder Information Statement.*

99.8      Opinion of Berwind Financial Group, L.P.*

-------
*  Previously filed.

ITEM 17.  UNDERTAKINGS.

     (a) Rule 415 Offering: The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any fact or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) Rule 430A: The undersigned registrant hereby undertakes:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Request for acceleration of effective date: Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the bylaws of the registrant, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lancaster, Commonwealth of Pennsylvania, on August 5, 1997.

                              OLD GUARD GROUP, INC.

                              By:/s/ David E. Hosler
                                   David E. Hosler,
                                   Chairman, President and Chief
                                   Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                     Capacity            Date


/s/ David E. Hosler           President, Chief    August 5, 1997
David E. Hosler               Executive Officer
                              and Director
                              (Principal Executive
                              Officer)


/s/ James W. Appel*           Director            August 5, 1997
James W. Appel


/s/ John E. Barry*            Director            August 5, 1997
John E. Barry


/s/ Luther R. Campbell, Jr.*  Director            August 5, 1997
Luther R. Campbell, Jr.


/s/ M. Scott Clemens*         Director            August 5, 1997
M. Scott Clemens


____________________________  Director            August 5, 1997
Richard B. Neiley, Jr.


____________________________  Director            August 5, 1997
G. Arthur Weaver


/s/ Robert L. Wechter*        Director            August 5, 1997
Robert L. Wechter


/s/ Mark J. Keyser            Chief Financial     August 5, 1997
Mark J. Keyser                Officer and Treasurer
                              (Principal Financial
                              and Accounting Officer)


By/s/ David E. Hosler
     David E. Hosler
     Attorney-in-fact

                          EXHIBIT INDEX

Number                             Title

2.1 Joint Plan of Conversion, dated as of May 31, 1996, as amended and restated July 19, 1996, of Old Guard Mutual
          Insurance Group, Old Guard Mutual Fire Insurance
          Company and Goschenhoppen-Home Mutual Insurance
          Company.*

3.1       Articles of Incorporation of Old Guard Group, Inc.*

3.2       Bylaws of Old Guard Group, Inc.*

4.1 Form of certificate evidencing shares of Old Guard Group, Inc. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form 8-A (File No. 000-21611) of Old Guard Group, Inc.).*

 .5        Opinion of Stevens & Lee re:  Legality.*

10.1      Old Guard Group, Inc. - Management Recognition Plan.*

10.2      Old Guard Group, Inc. - 1996 Stock Compensation Plan.*

10.3      Old Guard Group, Inc. - Employee Stock Ownership Plan.*

10.4      Employment Agreement, dated as of June 1, 1996, between
          Commonwealth Insurance Managers, Inc., Old Guard Group,
          Inc. and David E. Hosler.*

10.5      Employment Agreement, dated as of June 1, 1996, between
          Commonwealth Insurance Managers, Inc., Old Guard Group,
          Inc. and Mark J. Keyser.*

10.6      Employment Agreement, dated as of June 1, 1996, between
          Commonwealth Insurance Managers, Inc., Old Guard Group,
          Inc. and Steven D. Dyer.*

10.7      Employment Agreement, dated as of June 1, 1996, between
          Commonwealth Insurance Managers, Inc., Old Guard Group,
          Inc. and Scott A. Orndorff.*

10.8      Employment Agreement, dated as of June 1, 1996, between
          Commonwealth Insurance Managers, Inc., Old Guard Group,
          Inc. and Donald W. Manley.*

10.9 Proportional Reinsurance Agreement for the year 1996, dated January 1, 1996, between Old Guard Mutual Insurance Company, Old Guard Mutual Fire Insurance Company and Goschenhoppen - Home Mutual Insurance Company.*

10.10     Surplus Note, as amended, issued by Old Guard Mutual
          Insurance Company to American Re-Insurance Company.*

10.11 Property and Casualty Quote Share Reinsurance Agreement, between Old Guard Mutual Insurance Company, Old Guard Fire Insurance Company, Goschenhoppen-Home Mutual Insurance Company, Neffsville Mutual Fire Insurance Company and American Re-Insurance Company.*

10.12     Form of Escrow Agreement between Old Guard Group, Inc.,
          Hopper Soliday & Co., Inc. and Dauphin Deposit Trust
          Company.*

23.1      Consent of Coopers & Lybrand L.L.P.*

23.3      Consent of Berwind Financial Group, L.P.*

23.4      Consent of Stevens & Lee (contained in Exhibit 5).*

23.5      Consent of Stevens & Lee.*

24        Power of Attorney (contained on signature page).*

27        Amended Financial Data Schedule.*

99.1      Final Appraisal of Old Guard Mutual Insurance Company,
          Old Guard Mutual Fire Insurance Company and
          Goschenhoppen-Home Mutual Insurance Company by Berwind
          Financial Group, L.P.*

99.2      Stock Order Form.*

99.3      Question and Answer Brochures.*

99.4      Letters to prospective purchasers.*

99.5      Old Guard Mutual Insurance Company Policyholder
          Information Statement.*

99.6      Old Guard Fire Mutual Insurance Company Policyholder
          Information Statement.*

99.7      Goschenhoppen-Home Mutual Insurance Company
          Policyholder Information Statement.*

99.8      Opinion of Berwind Financial Group, L.P.*

_________

*  Previously filed.